EXHIBIT 99.2


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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                     MSAC 2004-HE4                  Data
Collateral Characteristics      Pool Balance              $   1,440,715,630.36
--------------------------
                                # of Loans                #               8866
                                Avg Prin Balance          $         162,498.94
                                WAC                       %              7.060
                                WA Net Rate               %              6.540
                                WAM                       #            350.591
                                Seasoning                 #              3.282
                                Second Liens              %              0.975
                                WA CLTV                   %             80.236
                                WA FICO                   #                611
                                Prepay Penalties          %             78.809
Arm Characteristics             WAC (Arms only)           %              7.034
-------------------
                                WAM (Arms only)           #            356.375
                                WA Margin                 %              5.656
                                WA Initial Cap            %              2.161
                                WA Periodic Cap           %              1.302
                                WA Cap                    %              6.570
                                WA Months to Roll         #                 23
Loan Type                       Fixed                     %             28.436
---------
                                Balloons                  %              0.011
                                2/28 Arms                 %             59.456
                                3/27 Arms                 %              8.630
                                Other Hybrid Arms         %              3.478
Index                           1-Month LIBOR             %              0.351
-----
                                6-Month LIBOR             %             71.214
                                Other Index               %             28.436
Loan Purpose                    Purchase                  %             27.649
------------
                                Cash-Out Refi             %             63.700
                                Rate-Term Refi            %              8.651
                                Debt Consolidation        %              0.000
Occupancy Status                Owner                     %             93.592
----------------
                                Second Home               %              0.760
                                Investor                  %              5.649
Property Type                   Single Family             %             78.089
-------------
                                2-4 Family                %              9.225
                                PUD                       %              7.578
                                MH                        %              0.000
                                Condo                     %              5.109
Doc Type                        Full Doc                  %             56.696
--------
                                Stated Doc                %             38.975
                                Limited Doc               %              4.329
                                No Doc                    %              0.000
MI Data                         MI Flag                  Y/N  N
-------
                                % of Pool Covered         %   N/A
                                Effective LTV             %   N/A
FICO Distribution               FICO <460                 %              0.003
-----------------
                                FICO 460-479              %              0.000
                                FICO 480-499              %              0.000
                                FICO 500-519              %              5.472
                                FICO 520-539              %              8.578
                                FICO 540-559              %              9.290
                                FICO 560-579              %              9.715
                                FICO 580-599              %             11.242
                                FICO 600-619              %             10.921
                                FICO 620-639              %             12.518
                                FICO 640-659              %             11.273
                                FICO 660-679              %              7.876
                                FICO 680-699              %              5.246
                                FICO 700-719              %              3.145
                                FICO 720-739              %              1.973
                                FICO 740-759              %              1.345
                                FICO >760                 %              1.402

LTV Distribution                LTV <20                   %              0.047
----------------
                                LTV 20.01-30              %              0.201
                                LTV 30.01-40              %              0.523
                                LTV 40.01-50              %              1.433
                                LTV 50.01-60              %              3.404
                                LTV 60.01-70              %              9.282
                                LTV 70.01-80              %             43.693
                                LTV 80.01-90              %             32.298
                                LTV 90.01-100             %              9.118
                                LTV >100                  %              0.000

                                                                      Data           Data
Loan Balance Distribution       $ 0-25,000              # & %               27           0.043
-------------------------
                                $ 25,001-50,000         # & %              355           1.023
                                $ 50,001-75,000         # & %             1045           4.596
                                $ 75,001-100,000        # & %             1226           7.457
                                $ 100,001-150,000       # & %             2218          19.038
                                $ 150,001-200,000       # & %             1568          18.848
                                $ 200,001-250,000       # & %              916          14.183
                                $ 250,001-300,000       # & %              672          12.765
                                $ 300,001-350,000       # & %              361           8.088
                                $ 350,001-400,000       # & %              227           5.912
                                $ 400,001-450,000       # & %              121           3.543
                                $ 450,001-500,000       # & %              101           3.360
                                $ 500,001-550,000       # & %               15           0.550
                                $ 550,001-600,000       # & %                9           0.362
                                $ 600,001-650,000       # & %                1           0.044
                                $ 650,001-700,000       # & %                4           0.189
                                $ 700,001-750,000       # & %                0           0.000
                                $ 750,001-800,000       # & %                0           0.000
                                $ 800,001-850,000       # & %                0           0.000
                                $ 850,001-900,000       # & %                0           0.000
                                $ 900,001-950,000       # & %                0           0.000
                                $ 950,001-1,000,000     # & %                0           0.000
                                > $ 1,000,001           # & %                0           0.000

Geographic Distribution         AK                        %              0.000
-----------------------
                                AL                        %              0.241
                                AR                        %              0.137
                                AZ                        %              1.649
                                CA                        %             34.167
                                CO                        %              1.479
                                CT                        %              1.601
                                DC                        %              0.156
                                DE                        %              0.154
                                FL                        %             12.086
                                GA                        %              1.419
                                HI                        %              1.366
                                IA                        %              0.174
                                ID                        %              0.210
                                IL                        %              2.547
                                IN                        %              0.949
                                KS                        %              0.168
                                KY                        %              0.295
                                LA                        %              0.377
                                MA                        %              3.197
                                MD                        %              1.773
                                ME                        %              0.308
                                MI                        %              1.934
                                MN                        %              1.536
                                MO                        %              0.794
                                MS                        %              0.142
                                MT                        %              0.148
                                NC                        %              0.604
                                ND                        %              0.010
                                NE                        %              0.098
                                NH                        %              0.304
                                NJ                        %              1.946
                                NM                        %              0.404
                                NV                        %              1.622
                                NY                        %              7.348
                                OH                        %              1.540
                                OK                        %              0.306
                                OR                        %              1.404
                                PA                        %              1.251
                                RI                        %              0.817
                                SC                        %              0.469
                                SD                        %              0.009
                                TN                        %              0.819
                                TX                        %              5.685
                                UT                        %              0.315
                                VA                        %              2.075
                                VT                        %              0.034
                                WA                        %              3.423
                                WI                        %              0.393
                                WV                        %              0.080
                                WY                        %              0.042

--------------------------------------------------------------------------------
Please populate column D (&E) with the corresponding pool characteristics in Column B.
- For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
- For MI Flag, Y or N.
--------------------------------------------------------------------------------


      Balance        # of loans      WAC      WA FICO      WA LTV    Owner Occ %  Cashout Refi%    Full Doc%
$600,000-650,000              1      7.500         642      72.590        100.000        100.000     100.000
$650,001-700,000              4      6.850         618      80.602        100.000         50.579     100.000
$700,001-750,000              0      0.000           0       0.000          0.000          0.000       0.000
$751,001-800,000              0      0.000           0       0.000          0.000          0.000       0.000
$800,001-850,000              0      0.000           0       0.000          0.000          0.000       0.000
$850,001-900,000              0      0.000           0       0.000          0.000          0.000       0.000
$900,001-950,000              0      0.000           0       0.000          0.000          0.000       0.000
$950,001-1,000,000            0      0.000           0       0.000          0.000          0.000       0.000
>$1,000,000                   0      0.000           0       0.000          0.000          0.000       0.000


--------------------------------------------------------------------------------
Please populate appropriate loan characteristics for each loan bucket.
--------------------------------------------------------------------------------


Percentage by range

                                                                     Loans without MI
                                                                           FICOs
                                           <450     451-500    501-550   551-600   601-650   651-700    701-750    >750
                                         ----------------------------------------------------------------------------------
                                   <20     0.000     0.000      0.019     0.013     0.009     0.000      0.000     0.006
                                         ----------------------------------------------------------------------------------
                                  20-30    0.000     0.000      0.039     0.085     0.053     0.014      0.010     0.000
                                         ----------------------------------------------------------------------------------
                                  30-40    0.000     0.000      0.099     0.179     0.141     0.055      0.017     0.033
                                         ----------------------------------------------------------------------------------
                                  40-50    0.000     0.000      0.458     0.389     0.330     0.156      0.089     0.012
                                         ----------------------------------------------------------------------------------
              LTVs                50-60    0.000     0.014      1.012     0.999     0.738     0.429      0.139     0.072
                                         ----------------------------------------------------------------------------------
                                  60-70    0.003     0.040      3.071     2.712     2.096     0.928      0.316     0.116
                                         ----------------------------------------------------------------------------------
                                  70-80    0.000     0.119      8.690     8.904    13.280     8.679      3.047     0.974
                                         ----------------------------------------------------------------------------------
                                  80-90    0.000     0.000      5.127    10.552     9.619     4.750      1.648     0.601
                                         ----------------------------------------------------------------------------------
                                  90-100   0.000     0.000      0.026     2.247     3.691     2.471      0.517     0.166
                                         ----------------------------------------------------------------------------------
                                   >100    0.000     0.000      0.000     0.000     0.000     0.000      0.000     0.000
                                         ----------------------------------------------------------------------------------

                                                                       Loans with MI
                                                                           FICOs
                                           <450     451-500    501-550   551-600   601-650   651-700    701-750    >750
                                         ----------------------------------------------------------------------------------
                                   <20
                                         ----------------------------------------------------------------------------------
                                  20-30
                                         ----------------------------------------------------------------------------------
                                  30-40
                                         ----------------------------------------------------------------------------------
                                  40-50
                                         ----------------------------------------------------------------------------------
              LTVs                50-60
                                         ----------------------------------------------------------------------------------
                                  60-70
                                         ----------------------------------------------------------------------------------
                                  70-80
                                         ----------------------------------------------------------------------------------
                                  80-90
                                         ----------------------------------------------------------------------------------
                                  90-100
                                         ----------------------------------------------------------------------------------
                                   >100
                                         ----------------------------------------------------------------------------------


Loan Count
                                                                     Loans without MI
                                                                           FICOs
                                           <450     451-500    501-550   551-600   601-650   651-700    701-750    >750
                                         ----------------------------------------------------------------------------------
                                   <20       0         0          3         3         2         0          0         1
                                         ----------------------------------------------------------------------------------
                                  20-30      0         0          6        13        10         2          2         0
                                         ----------------------------------------------------------------------------------
                                  30-40      0         0         14        24        18         8          2         4
                                         ----------------------------------------------------------------------------------
                                  40-50      0         0         51        42        36         14         9         1
                                         ----------------------------------------------------------------------------------
              LTVs                50-60      0         1         99        89        73         42        13         6
                                         ----------------------------------------------------------------------------------
                                  60-70      1         4         315       240       178        80        27        11
                                         ----------------------------------------------------------------------------------
                                  70-80      0         12        866       830      1103       701        230       66
                                         ----------------------------------------------------------------------------------
                                  80-90      0         0         475       942       733       356        112       35
                                         ----------------------------------------------------------------------------------
                                  90-100     0         0          3        234       396       253        55        20
                                         ----------------------------------------------------------------------------------
                                   >100      0         0          0         0         0         0          0         0
                                         ----------------------------------------------------------------------------------
                                    #        1         17       1832      2417      2549       1456       450       144

                                                                       Loans with MI
                                                                           FICOs
                                           <450     451-500    501-550   551-600   601-650   651-700    701-750    >750
                                         ----------------------------------------------------------------------------------
                                   <20
                                         ----------------------------------------------------------------------------------
                                  20-30
                                         ----------------------------------------------------------------------------------
                                  30-40
                                         ----------------------------------------------------------------------------------
                                  40-50
                                         ----------------------------------------------------------------------------------
              LTVs                50-60
                                         ----------------------------------------------------------------------------------
                                  60-70
                                         ----------------------------------------------------------------------------------
                                  70-80
                                         ----------------------------------------------------------------------------------
                                  80-90
                                         ----------------------------------------------------------------------------------
                                  90-100
                                         ----------------------------------------------------------------------------------
                                   >100
                                         ----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.
--------------------------------------------------------------------------------